Exhibit 99.3

SILVERSUN TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

SILVERSUN TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Balance Sheets
March 31, 2012

ASSETS	Historical SilverSun	Historical HighTower		Pro Forma Adjustments		Pro Forma
Current assets
Cash	$99,952	$11,609		(11,609)	f	$99,952
Accounts receivable, net	1,164,352	14,904		(9,967)	a	1,169,289
Other current assets	39,700	2,290		-		41,990

Total current assets	1,304,004	28,803		(21,576)		1,311,231

Property and equipment, net	166,917	58,012				224,929
Deposits and other assets	48,011	-				48,011
Intangible assets	126,056	-		721,500	b, e	847,556

Total assets	$1,644,988	$86,815		$699,924		$2,431,727

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities
Accounts payable and accrued expenses	$1,176,966	$703,315	a	$(656,653)	a, g, h	$1,223,628
Accrued interest	10,818	-				10,818
Line of credit	-	-		441,964	c	441,964
Capital lease obligations	55,253	-				55,253
Notes payable to related parties	20,000	-				20,000
Convertible promissory note – related party, net of discount	7,054	-				7,054
Due to related party	5,111	102,402		(102,402)	f	5,111
Deferred revenues	1,209,409	299,634				1,509,043
Customer deposits	-	613,414		(613,414)	f	-
Promissory note	-	757,618		(757,618)	f	-

Total current liabilities	2,484,611	2,476,383		(1,688,123)		3,272,871

Stockholders’ deficit
Preferred stock, $1.00 par value; authorized 1,000,000 shares; No shares issued and outstanding	-	-				-
Series A Convertible Preferred Stock, $1.00 par value; authorized 2 shares; no shares issued and outstanding at March 31, 2012	-	-				-
Series B Preferred Stock, 1.00 par value; authorized 1 share; 1 shares issued and outstanding	1	-				1
Common stock:
Class A – par value $.0001; authorized 750,000,000 shares; 116,800,933 and 4,456,912 shares issued and outstanding	11,680	-				11,680
Common stock, par value $1.00 – 1,045 issued and outstanding	-	1,045		(1,045)	f	-
Class B – par value $.0001: authorized 50,000,000 shares; no shares issued and outstanding	-	-				-
Additional paid-in capital	10,153,643	-		134,909	e, f, g, h	10,288,552
Accumulated deficit	(11,004,947)	(2,390,613)		2,254,183	e, f, g, h	(11,141,377)

Total stockholders’ deficit	(839,623)	(2,389,568)		2,388,047		(841,144)

Total liabilities and stockholders’ deficit	$1,644,988	$86,815		$699,924		$2,431,727

SILVERSUN TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Statement of Operations
Three Months Ended March 31, 2012

	Historical SilverSun	Historical HighTower	Pro Forma Adjustments		Pro Forma

Revenues, net	$2,908,859	$594,982	$(2,427)	d	$3,501,414

Cost of revenues	1,725,685	194,276	(2,427)	d	1,917,534

Gross profit	1,183,174	400,706	-		1,583,880

Selling, general and administrative expenses :
Selling, general and administrative expenses	1,130,296	447,801	50,000	g	1,628,097
Shares-based compensation expense	719,267	-			719,267
Depreciation and amortization	19,202	-	22,098	e	41,300

Total selling, general and administrative expenses	1,868,765	447,801	72,098		2,388,664

Loss from operations	(685,591)	(47,095)	(72,098)		(804,784)

Other income (expense)
Amortization of debt discount	(4,250)	-			(4,250)
Other income	-	2,103			2,103
Interest, net	(18,350)	(12,711)	(6,629)		(37,690)

Total other income (expense)	(22,600)	(10,608)	(6,629)		(39,837)

Net loss	$(708,191)	$(57,703)	$(78,727)		$(844,621)

Net loss per common share – basic and diluted	$(0.01)				$(0.01)

Weighted Average Shares – basic and diluted	110,846,863				110,846,863

SILVERSUN TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Statement of Operations
Year Ended December 31, 2011

	Historical SilverSun	Historical HighTower	Pro Forma Adjustments		Pro Forma

Revenues, net	$10,522,080	$3,315,694	$(36,034)	d	$13,801,740

Cost of revenues	6,024,460	1,114,158	(36,034)	d	7,102,584

Gross profit	4,497,620	2,201,536	-		6,699,156

Selling, general and administrative expenses :
Selling, general and administrative expenses	4,140,542	2,627,800	50,000	g	6,8188,342
Depreciation and amortization	97,011	-	88,392	e	185,403

Total selling, general and administrative expenses	4,237,553	2,627,800	138,392		7,003,745

Loss from operations	260,067	(426,264)	(138,392)		(304,589)

Other income (expense)
Gain on revaluation of derivatives	362,035	-			362,035
Gain on extinguishment of debt and derivative liability	2,228,939	-			2,228,939
Gain on sale of marketable securities	-	33,551			33,551
Other income	-	43,723			43,723
Interest, net	(142,110)	(50,079)	(26,518)	h	(218,707)

Total other income (expense)	2,448,864	27,195	(26,518)		2,449,541

Net income (loss)	2,708,931	(399,069)	(164,910)		2,144,952

Net loss attributable to non-controlling interest in SWK Technologies, Inc.	92,383	-	-		92,383

Net income (loss) attributable to SilverSun Technologies, Inc.	$2,616,548	$(399,069)	$(164,910)		$2,052,569

Net income (loss) per common share – basic	$0.58				$0.46

Net income (loss) per common share - diluted	$0.02				$0.02

Weighted Average Shares – basic	4,481,000				4,481,000
Weighted Average Shares – diluted	105,803,000				105,803,000

 SILVERSUN TECHNOLOGIES, INC.

 Notes To Unaudited Pro Forma Condensed Financial Statements

1.                   Basis of Presentation

SilverSun Technologies, Inc. (the “Company”) is an information technology company, and a value added reseller and master developer for Sage Software’s MAS 90/200/500 and ERP X3 financial and accounting software as well as the publisher of its own proprietary Electronic Data Interchange (EDI) software, “MAPADOC.”  The Company focuses on the business software and information technology consulting market, and is looking for other opportunities to grow its business. The Company sells services and products to various end users, manufacturers, wholesalers and distributor industry clients located throughout the United States.

In June 2012, the Company’s wholly-owned subsidiary, SWK Technologies, Inc., acquired certain assets of HighTower Inc. for total consideration of $741,598, including $441,964 in cash and noncash portion assumption of deferred revenue obligation of $299,634. The preliminary purchase price was primarily allocated based on their estimated fair value to intangible assets. Upon completion of an independent valuation the purchase price allocated to the tangible and identifiable intangible assets acquired and liabilities assumed will be modified according to their respective estimated fair values, with the excess purchase consideration, if any, being allocated to goodwill at the closing of the transaction.

HighTower, Inc.,  is an information technology company that develops custom software for most of the ERP solutions it offers, and has a variety of established, off-the-shelf enhancements for Sage MAS 90 ERP and Sage MAS 200 ERP software systems. HighTower, Inc. is also a value added reseller for Sage Software’s MAS 90/200/500 financial and accounting software. HighTower, Inc. sells services and products to various end users, manufacturers, wholesalers and distributor industry clients located throughout the United States.

The unaudited pro forma balance sheet as of March 31, 2012 gives effect to the acquisition of HighTower, Inc. as if it had occurred as of March 31, 2012, based on a preliminary price allocation. The unaudited pro forma statements of operations for the three months ended March 31, 2012 and the year ended December 31, 2011 combines the historical operating results of the Company for the respective periods and the historical operating results for HightTower, Inc.,  prepared under the assumption that the acquisition of HighTower, Inc. had occurred as of January 1, 2011.

The unaudited pro forma financial information is not necessarily indicative of the results of operations that would have been reported if the combination had actually been completed as presented in the accompany unaudited pro forma combined condensed balance sheet and statements of operations. The unaudited pro forma combined condensed financial information presented is based on, and should be read in conjunction with, the historical financial statements and the related notes thereto for both the Company, as disclosed in its reports filed with the SEC, and HighTower, Inc.

SILVERSUN TECHNOLOGIES, INC.

 Notes To Unaudited Pro Forma Condensed Financial Statements

2.                   Explanation of Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma combined condensed balance sheet and/or the unaudited pro forma combined condensed statements of operations.

a.	Elimination of intercompany accounts receivable and accounts payable.
b.	An increase to intangible assets to reflect the estimated value of the assets acquired from HighTower, Inc. on the closing date.
c.	An increase in the line of credit to acquire the assets of HighTower, Inc. on the closing date.
d.	Elimination of related transactions between the two companies.
e.	Amortization of acquired intangibles
f.	Elimination of items not assumed in the transaction.
g.	Legal and accounting fees associated with transaction
h.	Interest on line of credit